SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

                                 April 21, 2003
                Date of report (Date of Earliest Event Reported)

                              KATY INDUSTRIES, INC.
             (Exact name of Registrant as specified in Its Charter)

            DELAWARE                      1-5558                 75-1277589
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

               765 Straits Turnpike, Middlebury, Connecticut 06762
              (Address of principal executive offices and zip code)

                                 (203) 598-0397
               Registrant's telephone number, including area code

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ITEM 5. Other Events

      On April 17, 2003, Katy Industries, Inc. issued a press release announcing the implementation of a stock repurchase program. The release is attached as an exhibit to this Form 8-K.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

         Number         Exhibit

         99.1           Katy Industries, Inc. press release issued April 17,
                        2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KATY INDUSTRIES, INC.


Date: April 21, 2003               By: /s/ Amir Rosenthal
                                       -----------------------------------------
                                       Amir Rosenthal
                                       Vice President, Chief Financial Officer,
                                       General Counsel and Secretary
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                                    Exhibits
                                    --------

Exhibit Number                Exhibit
--------------                -------

99.1                          Press Release